LITMAN GREGORY FUNDS TRUST

iMGP DBi Hedge Strategy ETF (“DBEH”)

(formerly, iM DBi Hedge Strategy ETF)

(the “Fund”)

Supplement dated September 7, 2022 to the currently effective Summary Prospectus and Prospectus

(collectively, the “Prospectuses”) of the Fund

Notice to Existing and Prospective Shareholders:

Effective immediately, the Fund’s primary benchmark changed from the HFRX Equity Hedge Index to the BarclayHedge Equity Long Short Index and all references to the HFRX Equity Hedge Index with respect to the Fund are hereby removed from the Prospectuses.

Please keep this Supplement with your Prospectuses.